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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated July 5, 2001 included in National Rural Utilities Cooperative Finance Corporation's Form 10-K for the year ended May 31, 2001 and to all references to our Firm included in this Registration Statement.

ARTHUR ANDERSEN LLP

Vienna, Virginia
October 31, 2001